Prospectus Supplement                                       209752  12/03

dated December 15, 2003 to:
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PUTNAM DIVERSIFIED INCOME TRUST
Prospectuses dated January 30, 2003

Effective January 1, 2004, the following changes are made.

The fourth paragraph under the heading "What are the fund's main investment strategies and related risks? - Credit risk" is replaced with the following:

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. The fund depends more on our ability in buying lower-rated debt than it does in buying investment-grade debt. We may have to participate in legal proceedings involving the issuer. This could increase the fund's operating expenses and decrease its net asset value.

The first paragraph under the heading "What are the fund's main investment strategies and related risks? - Derivatives" is replaced with the following:

We may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund's exposure to long- or short-term interest rates (in the United States or abroad). However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The paragraph under the heading "What are the fund's main investment strategies and related risks? - Other investments" is replaced with the following:

In addition to the main investment strategies described above, we may make other investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans, which may be subject to other risks, as described in the SAI.

PUTNAM INVESTMENTS

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